Exhibit 99.1

NEWS RELEASE

Nadia Jamshidi

Amy Barney

McGrath/Power Public Relations

408-727-0351

nadiaj@mcgrathpower.com

amyb@mcgrathpower.com

COMPLETION OF SYNCHROLOGIC, INC. ACQUISITION STRENGTHENS

PUMATECH’S POSITION AS LEADING ENTERPRISE SYNC PROVIDER

Recently Released Synchrologic Mobile Suite 5.4 Software Becomes Cornerstone Of Pumatech’s

Enterprise Synchronization Server Platform

SAN JOSE, CA (12/30/03) – Pumatech, Inc. (NASDAQ: PUMA), a leading provider of synchronization software and services, today announced the completion of the Company’s acquisition of Synchrologic, Inc., a developer of mobile infrastructure solutions designed to create competitive advantage by increasing mobile worker productivity while decreasing the total cost of ownership of mobile devices. During the week of Jan. 5, 2004, Pumatech expects to announce revised financial guidance for its second and third fiscal quarters, based on the integration of Synchrologic into the Company’s operations.

“We believe the integration of Synchrologic’s assets will provide Pumatech with technology and employees of the highest caliber,” said Woodson (Woody) Hobbs, president and CEO of Pumatech. “We believe that the Synchrologic Mobile Suite platform gives Pumatech the opportunity to establish a formidable presence in the enterprise wireless server space – complementing the large footprint we’ve created in the desktop synchronization arena with our award-winning Intellisync® software family. We’re encouraged by the positive response we’ve already received from existing and prospective customers in the three months that we’ve been selling the Synchrologic Mobile Suite under the licensing agreement signed back in September. We now look forward to strengthening Pumatech’s position as a leading provider of synchronization and mobile infrastructure software to the enterprise market.”

Synchrologic Mobile Suite software extends enterprise email and applications, automates the delivery of documents and Web sites, delivers relevant travel information for mobile professionals, and provides mobile systems management tools for laptops, handhelds and smart phones. Synchrologic’s key revenue-generating customers and partners include 3M, Accenture, Citicorp, Domino’s, J.D. Edwards, Nintendo, Microsoft, NEC, Pfizer, T-Mobile and Verizon Wireless.

The latest release of Synchrologic Mobile Suite, version 5.4, raises the bar for mobile computing by offering broad device support to push enterprise information – including email, calendar and other PIM data, along with files and corporate application data – to mobile workers. While enabling “Always There” data on virtually any device over virtually any network, Synchrologic Mobile Suite also provides IT with robust tools to remotely manage and secure data and devices.

Synchrologic Mobile Suite 5.4 offers Push Mobile™, a patent-pending technology that uses the IP-based network connectivity of WiFi, WAN or LAN networks to deliver “Always There” data across virtually all networks and device types. This new method of pushing mission-critical information to mobile workers allows business to be conducted anywhere, with confidence that all corporate data – from important email to files to application updates – will be automatically delivered to mobile workers when needed. Push Mobile is available for a broad array of wireless devices, including laptops and tablets as well as the newest handheld devices such as the Handspring Treo 600 (with 5-way navigation support), Windows Mobile 2003 for Pocket PC, and Symbian 7 devices like the Sony Ericsson P800 and P900.

As a result of the completed merger, Synchrologic’s Atlanta, Ga., headquarters will operate as the enterprise server division of Pumatech. The division will be headed by Senior Vice President of Enterprise Products and Services Said Mohammadioun, formerly the CEO and chairman of Synchrologic.

“Our team, which constitutes the enterprise products and services division of the new Pumatech, is looking forward to leveraging Pumatech’s extensive product portfolio and widespread customer reach to perpetuate our leadership role in delivering high-quality mobility solutions for enterprise clients,” Mohammadioun explained. “In addition, we’re committed to developing mobile and wireless technologies for all mobile constituents – and to building solutions that benefit not just Pumatech’s customers and partners, but its employees and stockholders as well.”

ABOUT PUMATECH

Pumatech, Inc. (NASDAQ: PUMA) provides organizations with a comprehensive suite of software products and services that synchronizes and distributes critical information throughout the enterprise. Organizations can choose to use Pumatech’s ready-made enterprise offerings, or they can leverage Pumatech’s professional services team to create custom solutions built upon Pumatech’s core enterprise platform. Pumatech’s customer and strategic partner base includes Global 2000 companies such as Microsoft, Oracle, PeopleSoft, America Online, Yahoo!, NTT DoCoMo, Eastman Kodak and IBM. The Company has headquarters in Silicon Valley and offices in Amsterdam, Munich, Tokyo and London. Pumatech offers more information on its products and services at www.pumatech.com.

ABOUT SYNCHROLOGIC MOBILE SUITE

Synchrologic Mobile Suite extends existing corporate infrastructure to mobile and remote staff, delivering access to enterprise applications, files, email and PIM data, intranet sites, and Web content. It also provides valuable tools for remotely managing mobile devices. Synchrologic Mobile Suite is composed of four core products: Synchrologic Email Accelerator, Synchrologic Data Sync, Synchrologic File Sync and Synchrologic Systems Management. It is compatible with a wide range of mobile devices, including laptop and tablet PCs, Pocket PC, Palm, and Symbian OS devices, as well as backend databases including Microsoft Exchange, Lotus Domino, Oracle, Sybase, DB2 and Microsoft SQL server. Only Synchrologic Mobile Suite provides a comprehensive platform that meets all corporate mobile infrastructure needs.

The forward-looking statements above in this news release, including statements related to benefits from the product offerings and customer relationships, the ability to address complex synchronization challenges, operational savings and cash flows as a result of the acquisition, and the benefits of new business partnerships and products, are based on current expectations and beliefs and are subject to numerous risks and uncertainties that could cause actual results to differ materially. Factors that could cause actual results to differ materially include uncertainties related to the effect of continued weakness of general economic factors on the overall demand for our products and services, the timing of market adoption and movement toward data synchronization and integration solutions, margin erosion, market shrinkage, economic uncertainty related to terrorism and conflict in the Middle East, market acceptance of the acquisition, continued diligence of Synchrologic’s technology and financial position, the ability to integrate Synchrologic technologies and businesses with those obtained in other recent acquisitions by Pumatech, the ability to integrate the technologies and businesses obtained in recent acquisitions by Pumatech with Pumatech’s current technologies and businesses, risks associated with ongoing litigation involving Pumatech’s intellectual property, the ability to retain key employees of Synchrologic, the ability to leverage the acquisition to address synchronization challenges, timely introduction, availability and acceptance of new products, the impact of competitive products and pricing, consummation of binding agreements with prospective business partners, as well as additional risk factors, as discussed in the “Risk Factors” section of Pumatech’s Annual Report on Form 10-K for the year ended July 31, 2003 and Pumatech’s quarterly reports filed from time to time with the U.S. Securities and Exchange Commission. Pumatech disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

In connection with the Synchrologic transaction, Pumatech has filed a registration statement on Form S-4, including a proxy statement/prospectus, with the Securities and Exchange Commission. Investors and security holders are advised to read the registration statement, including the proxy statement/prospectus, which contain important information about the merger. Investors and security holders may obtain a free copy of the registration statement, the proxy statement/prospectus and other documents filed by Pumatech with the Securities and Exchange Commission at the Securities and Exchange Commission’s Web site at http://www.sec.gov. Free copies of the registration statement and other documents filed by Pumatech with the Securities and Exchange Commission may also be obtained from Pumatech by directing a request to Pumatech, Attention: Richard Mosher, 408-321-7650. Investors and security holders of Pumatech are urged to read the proxy statement/prospectus and the other relevant materials before making any investment decision with respect to the proposed transaction.

Pumatech, the Pumatech logo and Intellisync are trademarks of Pumatech, Inc., that may be registered in certain jurisdictions. All other product and company names may be trademarks of their respective owners.

Synchrologic, Email Accelerator and Push Mobile are trademarks of Synchrologic, Inc. Product names mentioned herein may be trademarks and/or registered trademarks of their respective companies.